Exhibit 99.15
                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                 SEPTEMBER 1997

                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HE2

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.  Mortgage Loan Information:

     (1) Aggregate Monthly Payments Due:               $            2,292,462.11

     (2)  Aggregate  Monthly  Payments  received and Monthly  Advances made this
          Month:

       (a) Principal                                   $              296,744.19
       (b) Interest                                    $            1,955,628.02
       (c) Total                                       $            2,252,372.21

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:

       (a) Principal                                   $               66,276.10
       (c) Total                                       $               66,276.10

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:

       (a) Principal                                   $            1,343,950.69
       (b) Interest                                    $               17,349.26
       (c) Total                                       $            1,361,299.95

     (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

       (a) Principal                                   $                    0.00
       (b) Interest                                    $                    0.00
       (c) Total                                       $                    0.00

     (6)  Aggregate Liquidation Proceeds for prior month:

       (a) Principal                                   $                    0.00
       (b) Interest                                    $                    0.00
       (c) Total                                       $                    0.00

     (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:

        (a) Principal                                  $                    0.00
        (b) Interest                                   $                    0.00
        (c) Total                                      $                    0.00

     (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

        (a) Principal                                  $                    0.00
        (b) Interest                                   $                    0.00
        (c) Total                                      $                    0.00

     (9)  Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02:

        (a) Principal                                  $                    0.00
        (b) Interest                                   $                    0.00
        (c) Total                                      $                    0.00

     (10) Pool Principal Balance                       $          242,214,796.02

     (11) Available Funds:                             $            3,575,498.68

     (12) Realized Losses for  prior month:            $                    0.00

     (13) Aggregate Realized Losses:                   $                    0.00
          (a) Deficient Valuations                     $                    0.00
          (b) Special Hazard Losses                    $                    0.00
          (c) Fraud Losses                             $                    0.00
          (d) Excess Bankruptcy Losses                 $                    0.00
          (e) Excess Special Hazard Losses             $                    0.00
          (f ) Excess Fraud Losses                     $                    0.00

     (14) Compensating Interest Payment:               $                1,272.39

     (15) Net Simple Interest Shortfall:               $                  (0.00)

     (16) Net Simple Interest Excess:                  $                    0.00

     (17) Simple Interest Shortfall Payment:           $                  (0.00)

     (18) Unpaid Net Simple Interest Shortfall:

     Class A1                   36157RAA3              $                   0.00
     Class A2                   36157RAB1              $                   0.00
     Class A3                   36157RAC9              $                   0.00
     Class A4                   36157RAD7              $                   0.00
     Class A5                   36157RAE5              $                   0.00
     Class A6                   36157RAF2              $                   0.00
     Class A7                   36157RAG0              $                   0.00
     Class S                    36197HE2S              $                   0.00
     Class M                    36157RAH8              $                   0.00
     Class B1                   36157RAJ4              $                   0.00
     Class B2                   36157RAK1              $                   0.00
     Class B3                   36157RAL9              $                   0.00
     Class B4                   36157RAM7              $                   0.00
     Class B5                   36157RAN5              $                   0.00

     (19) Class Certificate Interest Rate:

     Class M                    36157RAH8                 7.410%
     Class B1                   36157RAJ4                 7.585%
     Class B2                   36157RAK1                 7.925%
     Class B3                   36157RAL9                 9.257%
     Class B4                   36157RAM7                 9.257%
     Class B5                   36157RAN5                 9.257%
     Class S                    36197HE2S                 2.21%

     (20) Accrued Certificate Interest and Pay-out Rate:

     Class A1       36157RAA3       $           363,038.91      6.740%
     Class A2       36157RAB1       $           236,637.08      6.745%
     Class A3       36157RAC9       $           125,259.17      6.895%
     Class A4       36157RAD7       $           178,770.00      7.080%
     Class A5       36157RAE5       $            82,028.75      7.185%
     Class A6       36157RAF2       $           169,316.94      7.485%
     Class A7       36157RAG0       $           133,072.80      7.120%
     Class S        36197HE2S       $           445,197.30      2.21%
     Class M        36157RAH8       $            37,617.83      7.410%
     Class B1       36157RAJ4       $            38,506.24      7.585%
     Class B2       36157RAK1       $            12,072.32      7.925%
     Class B3       36157RAL9       $            18,799.71      9.257%
     Class B4       36157RAM7       $            14,101.70      9.257%
     Class B5       36157RAN5       $            14,108.94      9.257%
                            Total   $         1,868,527.69

     (21) Principal distributable:

     Class A1                   36157RAA3          $           1,682,338.81
     Class A2                   36157RAB1          $                   0.00
     Class A3                   36157RAC9          $                   0.00
     Class A4                   36157RAD7          $                   0.00
     Class A5                   36157RAE5          $                   0.00
     Class A6                   36157RAF2          $                   0.00
     Class A7                   36157RAG0          $                   0.00
     Class M                    36157RAH8          $               7,463.43
     Class B1                   36157RAJ4          $               7,463.43
     Class B2                   36157RAK1          $               2,239.52
     Class B3                   36157RAL9          $               2,985.62
     Class B4                   36157RAM7          $               2,239.52
     Class B5                   36157RAN5          $               2,240.67
     Class R1                   36157RAP0          $                   0.00
     Class R2                   36157RAQ8          $                   0.00
                            Total                  $           1,706,970.98

     (22) Additional  distributions  to the  Class R1  Certificate  pursuant  to
          Section 2.05 (d) :                       $                   0.00

     (23) Additional  distributions  to the  Class R2  Certificate  pursuant  to
          Section 4.01 (b) :                       $                   0.00

B. Other Amounts:

     (1)  Senior Percentage for such Distribution Date:              91.699190%

     (2)  Senior Prepayment Percentage for such Distribution Date:  100.000000%

     (3)  Junior Percentage for such Distribution Date:               8.300810%

     (4)  Junior Prepayment Percentage for such Distribution Date:    0.000000%

     (5)  Subordinate Certfificate Writedown Amount for such
          Distribution Date:                                          0.000000%

     (6)  Prepayment Distribution Triggers satisfied:
                                     Yes               No
                                     ---               --
             Class B1                 X
             Class B2                 X
             Class B3                 X
             Class B4                 X
             Class B5                 X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


                                   By:   /s/ Karen Pickett
                                   ----------------------------------------
                                   Name:    Karen Pickett
                                   Title:   Vice President,
                                            Investor Operations